EXHIBIT 10.15

                           Page 3Revised: November 1, 1996

                           RYAN'S
                  1997 EXECUTIVE BONUS PLAN


OBJECTIVES:

    Encourage team building and working together toward common goals

    Communicate key organizational goals

    Focus the efforts and attention on the management team

    Should reward only excellent/superior performance levels

    Should be highly leveraged  (20% - 50% )

    Annual payment of bonuses


ELIGIBILITY REQUIREMENTS:

    Corporate-level officer based plan

    8 of the 9 officers Are covered by this plan

    (Alan Shaw already participates in a separate plan)


LEVEL OF BONUS AMOUNT:

    As a percentage of base pay

    Target level varies based upon performance

                    PERFORMANCE MEASURES

    PLAN WITH DEPARTMENTAL OBJECTIVES:

  * Approximately 2/3 of bonus from company objectives regarding increases in average unit sales and earnings per share for 7 executives:

       Ed McCranie                   Jack Jamison
                                   Morgan Graham  Randy Hart
                                   Ilene Turbow   Fred Grant
                                   Janet Gleitz

  * Approximately 1/3 of bonus from departmental/personal objectives:

       1.   Quantitative and qualitative objectives

       2.   Participants' suggestions for objectives

       3.   Approval of pre-established measures by CEO

  *    Attached point system to determine extent of bonus


    PLAN WITHOUT DEPARTMENTAL OBJECTIVES:

  * 100 % of bonus from company objectives regarding increases in average unit sales and earnings per share for 1 executive

  *    Charlie Way

  *    Attached point system to determine extent of bonus










               Individual executive officers'
               target bonus level information
                has been omitted pursuant to
              Instruction 1 to Item 601(b)(10)
                of Regulation S-K promulgated
         under the Securities Exchange Act of 1934,
                         as amended.